                        ANNUAL REPORT / OCTOBER 31 1998


                             AIM ASIAN GROWTH FUND



                                 [COVER IMAGE]



[AIM LOGO APPEARS HERE]         INVEST WITH DISCIPLINE--Registered Trademark--

               ---------------------------------------------------

                             TWO FISH JOHN S. BUNKER

                 THE POWER AND TURBULENCE DEPICTED IN THIS BOLD

[COVER           WATERCOLOR VIVIDLY EXPRESS THE FORCES OF CHANGE
IMAGE]
               SHAPING THE ASIAN REGION. ASIA'S CITIES AND NATIONS

               FACE BOTH CHALLENGE AND OPPORTUNITY AS THEY DEVEL-

                     OP THEIR ROLES IN THE GLOBAL ECONOMY.

               ---------------------------------------------------

AIM Asian Growth Fund is for shareholders who seek long-term growth of capital. The Fund invests in a diversified portfolio of companies located in Asia with strong earnings momentum.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Asian Growth Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflect the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the Fund's Class B and Class C shares will differ from that of Class A shares due to differences in sales charge structure and Fund expenses.
o Since inception on 11/3/97, cumulative total return including sales charges was -27.32% for Class A shares; -27.52% for Class B shares; and -24.66% for Class C shares. Because Class A, B, and C shares have been offered for less than one year, total return provided is cumulative total return that has not been annualized.
o MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks, and the lesser degree of public information required to be provided by non-U.S. companies.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The MSCI All Country Asia Free Ex-Japan Index is a group of unmanaged securities from all developed and emerging markets in Asia, excluding Japan, tracked by Morgan Stanley Capital International. A "Free" index includes only securities available to non-domestic investors.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends. They do not include sales charges.

     MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS ARE NOT INSURED BY THE
         FDIC OR ANY OTHER GOVERNMENT AGENCY; ARE NOT DEPOSITS OR OTHER
          OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR ANY AFFILIATE;
             AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE
                       LOSS OF PRINCIPAL AMOUNT INVESTED.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                              AIM ASIAN GROWTH FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER


                    Dear Fellow Shareholder:

                    During the period covered by this report, a variety of
     [PHOTO OF      events converged to produce harsh market conditions in many
    Charles T.      geographic areas: continuing fallout from currency
       Bauer,       devaluations in Southeast Asia, the seemingly intractable
    Chairman of     downturn in Japan, Russia's default on much of its foreign
    the Board of    debt, and fear that Latin America could be engulfed by the
      THE FUND      world's difficulties. All of these circumstances only
    APPEARS HERE]   exacerbated the already troubled environment for investing in Asia.
                         We at AIM understand how unnerving it is to have an
                    investment lose value, and we recognize that your Fund's performance during these market conditions has probably disappointed you. However, no investment strategy can protect against loss during a market decline as dramatic as the one that Asian markets were undergoing. We at AIM will continue to manage your Fund with the careful oversight and disciplined investment strategy used in all AIM funds. We hope you will share our patience as investors while we seek to improve your Fund's performance and await the market turnarounds that are inevitable if unpredictable. We opened this Fund because of our confidence in the long-term potential of investing in Asia, and we remain confident in that potential today.

INVESTING FUNDAMENTALS UNCHANGED
The abrupt reversals of market sentiment during this reporting period reinforce our conviction that markets are unpredictable in the short term. Since even the best money managers cannot know exactly when to enter and exit a market, we remain convinced that the wisest strategy is to stay fully invested despite volatility and short-term disappointment.
   However distressing many markets have been during the period covered by this report, the fundamental principles of investing are unchanged:
   o    broad portfolio diversification;
   o realistic expectations, recognizing that the potential for downturns is always present; and
   o    as always, long-term thinking.
   Your financial consultant is your best resource not only for helping you construct a diversified portfolio but also for helping you weather turbulent markets and keep your eye on your long-term goals.

YOUR FUND MANAGERS' COMMENTS
We are pleased to send you this report on your Fund's performance. On the pages that follow, your Fund's management team offers more detailed discussion of how markets behaved, how they managed the portfolio, and what they foresee for your Fund and the markets where it invests. We hope you find their discussion informative.
   If you have any questions or comments, please contact our Client Services department at 800-959-4246 or e-mail your inquiry to us at general@aimfunds.com. You can access information about your account through our AIM Investor Line at 800-246-5463 or on our Web site, www.aimfunds.com. We often post market updates on our Web site.
   We thank you for your continued participation in The AIM Family of Funds --Registered Trademark--.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman


                       -----------------------------------

                       WE OPENED THIS FUND BECAUSE OF OUR

                                CONFIDENCE IN THE

                               LONG-TERM POTENTIAL

                       OF INVESTING IN ASIA, AND WE REMAIN

                                  CONFIDENT IN

                              THAT POTENTIAL TODAY.

                       -----------------------------------



                              AIM ASIAN GROWTH FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW



FUND ENDURES A DIFFICULT YEAR IN ASIA


THE LAST YEAR HAS BEEN A ROUGH ONE FOR ASIA. HOW DID THE FUND PERFORM?
At the end of the reporting period, the Fund was just a few days shy of its first anniversary. Its debut came at a historic time--people will be talking about the "Asian Crisis" for years to come. The severity of the crisis is reflected in the Fund's performance.
   Cumulative total return from inception (November 3, 1997) to the end of the reporting period was -23.10% for Class A shares, -23.70% for Class B shares, and -23.90% for Class C shares. In comparison, the MSCI All Country Asia Free ex-Japan Index brought in a return of -25.05% for the period October 31, 1997 to October 31, 1998. Please see inside the front cover for performance results that include sales charges.
   Despite the difficult environment for investing in Asia, the Fund has continued to attract investor interest. We're pleased to report that net assets in the Fund grew to $11.4 million as of October 31, 1998.

WHAT ARE SOME OF THE MOST IMPORTANT FACTORS AFFECTING ASIAN MARKETS?
Japan plays a crucial role in the health of Asia's economies. Unfortunately, its own economy has been stagnant and is heading into a fourth quarter of contraction. Economic policy is uninspired, and banks are buried under bad loans to Southeast Asian countries. By prospectus, your Fund does not invest in Japan.
   Investors also have an eye on China. With falling exports and lackluster foreign investment, the country's economy is rapidly slowing. In Hong Kong, currency is considered overvalued, and interest rates have skyrocketed. The Hong Kong government bought up blue chip stocks in
   August, hoping to lower the level of interest rates by driving out speculators. Investors disapproved of the intervention and increased the market's risk premiums.
   In Southeast Asia, the people and their economies continue to suffer. Indonesia's banks are barely functioning, and levels of poverty and social unrest are increasing. Severe troubles in the Malaysian economy led the government to impose capital controls earlier this year, driving investors away.
   Asia's news isn't all bad, though. Taiwan may actually see some growth in gross domestic product (GDP) in 1999, though at rates much lower than during better times. And in other parts of Asia, serious reform efforts are being put into place. Some of the strongest reforms are being enacted in Thailand. The government has closed dozens of weak banks and plans to use public money to re-capitalize stronger ones.

IS THE ASIAN CRISIS ABATING?
Toward the end of the reporting period, Asian markets took an upturn. In September, the region rallied, inspired by a rapid decline in interest rates, a stronger yen--which increased market interest from both local and foreign investors, and most importantly, a limited number of negative earnings reports for the first half of 1998.
   However, the first hints of stabilization do not necessarily indicate certain recovery. As October came to a close, economic conditions were still very weak. Corporate earnings are still very poor, and slow reform efforts continued to send warning signs to cautious investors.

HOW HAVE YOU MANAGED THE PORTFOLIO IN THIS ENVIRONMENT?
We've avoided the troubled companies of Southeast Asia, focusing instead on a few pockets of growth found primarily in the perimeter markets of Taiwan, Hong Kong, India, and Australia. As of the end of the reporting period, we had no holdings in Malaysia or Indonesia.
   In selecting companies for the portfolio, we've put extra emphasis on balance sheet strength, minimal foreign debt, and consistent cash flow. Our investments are concentrated in exporting companies geared to western demand and in companies benefiting from growth in their home countries. These stocks are still pretty hard to come by, as you can see from the limited size of the portfolio. The Fund's 42 holdings were found in nine different countries. However, the turnover in the Fund has been low. We've experienced very few earnings disappointments and are sticking with quality companies.

================================================================================
THE ASIA-PACIFIC REGION
--------------------------------------------------------------------------------
          MAP

BANGLADESH     SINGAPORE
CHINA          AUSTRALIA
PAKISTAN       NEW ZEALAND
INDIA          SOUTH KOREA
MALAYSIA       HONG KONG
INDONESIA      TAIWAN
SRI LANKA      VIETNAM
THAILAND       PHILLIPPINES
================================================================================


          See important Fund and index disclosures inside front cover.

                              AIM ASIAN GROWTH FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW



HOW HAVE TECHNOLOGY STOCKS FARED?
Asia's electronics companies are benefiting from the growth of the sub-$1,000 PC market. Some examples of high-tech companies in the portfolio included IDT International Limited, a Hong Kong-listed company that develops LCD and microprocessor technology; and Taiwan Semiconductor Manufacturing Co., the world's largest dedicated integrated-circuit foundry.

WHAT ABOUT FINANCIAL STOCKS?
Significantly fewer financial stocks met our investment criteria during the last half of the reporting period. Loan quality had continued to deteriorate, and banks were writing off large numbers of loans. Bank reforms were being hammered out with varying degrees of success. In October, Japan's parliament decided to inject 60 trillion yen into its banking system. The money could help create a market for Asian exporters and even allow Japanese banks to resume lending. However, in the most troubled economies of Southeast Asia, major policy inconsistencies among finance ministers, central bankers, and the International Monetary Fund have stalled bank reform.

WHAT OTHER STOCKS DID YOU LIKE?
We've found some interesting opportunities in India, a place where the investment picture used to be clouded by political turmoil and market manipulation. But the scene has been changing rapidly. India's domestic economy is strong, and trade barriers are coming down.
   Of special interest are India's technology companies. For instance, the portfolio invested in Videsh Sanchar Nigam, Ltd., India's state-run Internet service provider. With the Internet services market being liberalized, the company has made major improvements in order to compete.
   Technology isn't the only area where we've found good companies. Some of our holdings are considerably lower-tech. For instance, Hong Kong's Shenzhen Expressway Co. Ltd. develops, operates, and manages toll expressways and highways in the People's Republic of China (PRC). The company operates the only road between Hong Kong and the mainland, passing through Shenzhen--one of the PRC's fastest growing cities.

WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?
Many analysts think Asia will finally hit bottom in 1999, indicating that growth--and investor confidence--may begin to return some time next year. When and if that happens, of course, depends on external demand and on the strength of U.S., European, and Japanese economies.
   Asia must undergo what is likely to be a very long and painful period of recovery and reform. However, the ingredients for growth are still there. Asia is still the lowest-cost, most efficient producing region in the world, boasting brand new production infrastructure, high workforce productivity, and advanced production techniques.
   Of all the problems Asia must tackle, banking system reform is among the most important. Stable banks are the bedrock of a healthy economy--a crucial element before the next growth cycle can occur. We believe the requirements imposed by the International Monetary Fund will strengthen banks and make them more efficient.

PORTFOLIO COMPOSITION
As of October 31, 1998, based on total net assets

=========================================================================================================================
TOP 10 EQUITY HOLDINGS                                                  TOP 5 INDUSTRIES
-------------------------------------------------------------------------------------------------------------------------
1. Cosco Pacific Ltd.(Hong Kong)                            3.12%       1. Electronics (Component Distributors)  7.05%

2. Manila Electric Co.(Philippines)                         3.08        2. Computers (Hardware)                  6.65

3. Hutchison Whampoa Ltd.(Hong Kong)                        2.95        3. Services (Commercial & Consumer)      5.34

4. PTT Exploration and Production Public Co. Ltd.(Thailand) 2.87        4. Land Development                      4.47

5. IDT International Ltd.(Hong Kong)                        2.80        5. Electronics (Semiconductors)          4.38

6. Shenzhen Expressway Co. Ltd.(Hong Kong)                  2.69        TOP 5 COUNTRIES
                                                                        1. Hong Kong                            30.79%
7. Zhehuang Expressway Co. Ltd. (Hong Kong)                 2.65
                                                                        2. Australia                            15.32
8. Bank of the Philippine Islands (Philippines)             2.64
                                                                        3. Taiwan                               10.54
9. Ng Fung Hong Ltd. (Singapore)                            2.58
                                                                        4. Philippines                          10.11
10. Johnson Electric Holdings Ltd. (Hong Kong)              2.58
                                                                        5. Singapore                             8.77
=========================================================================================================================

Please keep in mind the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.

          See important Fund and index disclosures inside front cover.

                             AIM ASIAN GROWTH FUND

SCHEDULE OF INVESTMENTS

October 31, 1998

                                                     MARKET
                                        SHARES        VALUE
FOREIGN STOCKS & OTHER EQUITY INTERESTS-90.43%

AUSTRALIA-15.32%

AMP Ltd. (Insurance-Life/Health)(a)       22,200   $   264,083
--------------------------------------------------------------
Brambles Industries Ltd. (Air
  Freight)                                11,000       241,244
--------------------------------------------------------------
BRL Hardy Ltd. (Beverages-Alcoholic)      80,000       265,000
--------------------------------------------------------------
James Hardie Industries Ltd.
  (Building Materials)                   114,380       223,470
--------------------------------------------------------------
Novus Petroleum Ltd. (Oil &
  Gas-Exploration & Production)           61,501        74,186
--------------------------------------------------------------
St. George Bank Ltd.
  (Banks-Regional)                        34,214       228,206
--------------------------------------------------------------
TABCORP Holdings Ltd. (Leisure Time
  Products)                               42,858       285,113
--------------------------------------------------------------
Village Roadshow Ltd., 6.50% Pfd.
  (Entertainment)(b) (Acquired
  04/23/98; Cost $200,000)                 4,000       170,000
--------------------------------------------------------------
                                                     1,751,302
--------------------------------------------------------------

HONG KONG-30.79%

China Telecom Ltd.
  (Telecommunications-Cellular/Wireless)(a)    144,000     270,540
--------------------------------------------------------------
Cosco Pacific Ltd.
  (Financial-Diversified)                728,000       357,208
--------------------------------------------------------------
Guangdong Kelon Electrical Holdings
  Co. Ltd. (Household Furniture &
  Appliances)                            331,000       282,084
--------------------------------------------------------------
HKR International Ltd. (Land
  Development)                           507,600       286,752
--------------------------------------------------------------
Hutchison Whampoa Ltd. (Retail-Food
  Chains)                                 47,000       336,820
--------------------------------------------------------------
IDT International Ltd.
  (Electronics-Component
  Distributors)                        2,452,000       319,778
--------------------------------------------------------------
Johnson Electric Holdings Ltd.
  (Electrical Equipment)                 127,000       295,177
--------------------------------------------------------------
Li & Fung Ltd. (Distributors-Food &
  Health)                                156,000       243,734
--------------------------------------------------------------
Ng Fung Hong Ltd. (Foods)                334,000       295,423
--------------------------------------------------------------
Shenzhen Expressway Co. Ltd.
  (Services-Commercial & Consumer)     1,360,000       307,315
--------------------------------------------------------------
Varitronix International Ltd.
  (Electronic
  Components/Miscellaneous)              117,000       222,080
--------------------------------------------------------------
Zhehuang Expressway Co. Ltd.
  (Services-Commercial & Consumer)     1,546,000       303,431
--------------------------------------------------------------
                                                     3,520,342
--------------------------------------------------------------

INDIA-6.16%

Bajaj Auto Ltd. (Automobiles)             14,700       249,900
--------------------------------------------------------------
ITC Ltd. (Tobacco)                        12,100       242,000
--------------------------------------------------------------
Videsh Sanchar Nigam Ltd.
  (Telecommunications-Cellular/Wireless)     20,300     212,643
--------------------------------------------------------------
                                                       704,543
--------------------------------------------------------------

INDONESIA-2.28%

Gulf Indonesia Resources Ltd.
  (Oil-International Integrated)(a)       26,400       260,700
--------------------------------------------------------------

                                                     MARKET
                                        SHARES        VALUE
NEW ZEALAND-1.87%

Sky Network Television Ltd.
  (Broadcasting-Television, Radio &
  Cable)(a)                               33,400   $    42,422
--------------------------------------------------------------
Sky Network Television Ltd.-ADR
  (Broadcasting-Television, Radio &
  Cable)(a)                               13,400       170,850
--------------------------------------------------------------
                                                       213,272
--------------------------------------------------------------

PHILIPPINES-10.11%

Bank of the Philippine Islands
  (Banks-Major Regional)                 155,310       301,348
--------------------------------------------------------------
International Container Terminal
  Services, Inc. (Air Freight)(a)        735,000        49,366
--------------------------------------------------------------
Manila Electric Co. (Electric Power)     119,000       352,264
--------------------------------------------------------------
Philippine Long Distance Telephone
  Co. (Telephone)                          9,530       228,767
--------------------------------------------------------------
SM Prime Holdings Inc. (Land
  Development)                         1,322,900       223,774
--------------------------------------------------------------
                                                     1,155,519
--------------------------------------------------------------

SINGAPORE-8.77%

Datacraft Asia Ltd. (Communications
  Equipment)                              78,700       253,414
--------------------------------------------------------------
Elec & Eltek International Co. Ltd.
  (Computers-Hardware)                    43,900       219,500
--------------------------------------------------------------
Natsteel Electronics Ltd.
  (Computers-Hardware)                   143,000       293,920
--------------------------------------------------------------
Venture Manufacturing Ltd.
  (Electronics-Component
  Distributors)                           71,000       235,938
--------------------------------------------------------------
                                                     1,002,772
--------------------------------------------------------------

TAIWAN-10.54%

ASE Test Ltd.-ADR
  (Electronics-Semiconductors)(a)          7,600       208,050
--------------------------------------------------------------
Compal Electronics Inc.
  (Computers-Hardware)(a)                 79,000       246,456
--------------------------------------------------------------
Hon Hai Precision Industry
  (Electronics-Component
  Distributors)(a)                        52,000       250,564
--------------------------------------------------------------
Lee Chi Enterprises Co., Ltd.
  (Manufacturing-Specialized)(a)          85,000       207,412
--------------------------------------------------------------
Taiwan Semiconductor Manufacturing
  Co. Ltd.-ADR
  (Electronics-Semiconductors)            19,600       292,775
--------------------------------------------------------------
                                                     1,205,257
--------------------------------------------------------------

THAILAND-4.59%

BEC World Public Co. Ltd.
  (Broadcasting-Television, Radio &
  Cable)                                  32,300       197,091
--------------------------------------------------------------
PTT Exploration and Production
  Public Co. Ltd. (Oil &
  Gas-Exploration & Production)           34,000       327,867
--------------------------------------------------------------
                                                       524,958
--------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $10,050,433)                                  10,338,665
--------------------------------------------------------------

                                      PRINCIPAL      MARKET
                                        AMOUNT        VALUE
REPURCHASE AGREEMENT-10.12%(C)

SBC Warburg Dillion Read Inc.,
  5.40%, 11/02/98(d)(Cost
  $1,156,875)                         $1,156,875   $ 1,156,875
--------------------------------------------------------------
TOTAL INVESTMENTS (Cost
  $11,207,308)-100.55%                              11,495,540
--------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES
  (0.55)%                                              (63,420)
--------------------------------------------------------------
NET ASSETS-100.00%                                 $11,432,120
==============================================================

Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with provisions of Rule 144A under the Securities Act of 1933 as amended. The valuation of this security has been determined in accordance with procedures established by the Board of Directors. The market value of this security at 10/31/98 was $170,000 which represented 1.49% of the Fund's net assets.
(c) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(d) Joint repurchase agreement entered into 10/30/98 with a maturing value of $1,300,585,000. Collateralized by $2,856,569,000 U.S. Government
    obligations, 0% to 5.50% due 11/15/98 to 02/15/25 with an aggregate market value at 10/31/98 of $1,326,231,109.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1998

ASSETS:

Investments, at market value (cost
$10,050,433)                                   $ 10,338,665
-----------------------------------------------------------
Repurchase agreement (cost $1,156,875)            1,156,875
-----------------------------------------------------------
Foreign currencies, at value (cost $9,133)            9,394
-----------------------------------------------------------
Receivables for:
  Capital stock sold                                234,866
-----------------------------------------------------------
  Dividends and interest                              6,885
-----------------------------------------------------------
  Investment for deferred compensation plan           2,688
-----------------------------------------------------------
Other assets                                         28,608
-----------------------------------------------------------
    Total assets                                 11,777,981
-----------------------------------------------------------

LIABILITIES:

Payables for:
  Capital stock reacquired                          317,361
-----------------------------------------------------------
  Deferred compensation                               2,688
-----------------------------------------------------------
Accrued administrative services fees                  6,728
-----------------------------------------------------------
Accrued directors' fees                                 746
-----------------------------------------------------------
Accrued distribution fees                             5,007
-----------------------------------------------------------
Accrued transfer agent fees                             314
-----------------------------------------------------------
Accrued operating expenses                           13,017
-----------------------------------------------------------
    Total liabilities                               345,861
-----------------------------------------------------------
Net assets applicable to shares outstanding    $ 11,432,120
===========================================================

NET ASSETS:

Class A                                        $  7,716,057
===========================================================
Class B                                        $  3,030,419
===========================================================
Class C                                        $    685,644
===========================================================

CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                    200,000,000
-----------------------------------------------------------
  Outstanding                                     1,003,928
===========================================================
Class B:
  Authorized                                    200,000,000
-----------------------------------------------------------
  Outstanding                                       397,014
===========================================================
Class C:
  Authorized                                    200,000,000
-----------------------------------------------------------
  Outstanding                                        90,049
===========================================================
Class A:
  Net asset value and redemption price per
  share                                        $       7.69
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $7.69 / 94.50%)        $       8.14
===========================================================
Class B:
  Net asset value and offering price per
  share                                        $       7.63
===========================================================
Class C:
  Net asset value and offering price per
  share                                        $       7.61
===========================================================

STATEMENT OF OPERATIONS

For the period November 3, 1997 (date operations commenced) through October 31, 1998

INVESTMENT INCOME:

Dividends (net of $8,794 foreign withholding
  tax)                                         $    139,052
-----------------------------------------------------------
Interest                                             32,802
-----------------------------------------------------------
    Total investment income                         171,854
-----------------------------------------------------------

EXPENSES:

Advisory fees                                        62,428
-----------------------------------------------------------
Administrative services fees                         74,604
-----------------------------------------------------------
Custodian fees                                       40,059
-----------------------------------------------------------
Directors' fees                                       6,974
-----------------------------------------------------------
Distribution fees-Class A                            16,790
-----------------------------------------------------------
Distribution fees-Class B                            14,685
-----------------------------------------------------------
Distribution fees-Class C                             3,057
-----------------------------------------------------------
Transfer agent fees-Class A                          21,729
-----------------------------------------------------------
Transfer agent fees-Class B                           9,970
-----------------------------------------------------------
Transfer agent fees-Class C                           1,757
-----------------------------------------------------------
Registration and filing fees                         56,276
-----------------------------------------------------------
Other                                                30,292
-----------------------------------------------------------
    Total expenses                                  338,621
-----------------------------------------------------------
Less: Fees waived and reimbursed by advisor        (196,230)
-----------------------------------------------------------
   Expenses paid indirectly                            (781)
-----------------------------------------------------------
    Net expenses                                    141,610
-----------------------------------------------------------
Net investment income                                30,244
-----------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND
  FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                          (1,683,405)
-----------------------------------------------------------
  Foreign currencies                                 (3,671)
-----------------------------------------------------------
                                                 (1,687,076)
-----------------------------------------------------------
Net unrealized appreciation of:
  Investment securities                             288,232
-----------------------------------------------------------
  Foreign currencies                                    441
-----------------------------------------------------------
                                                    288,673
-----------------------------------------------------------
    Net gain (loss) from investment
      securities and foreign
      currencies                                 (1,398,403)
-----------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                    $  1,368,159
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the period November 3, 1997 (date operations commenced) through October 31, 1998

OPERATIONS:

  Net investment income                                       $    30,244
-------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
  foreign currencies                                           (1,687,076)
-------------------------------------------------------------------------
  Net unrealized appreciation of investment securities and
  foreign currencies                                              288,673
-------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
     operations                                                (1,368,159)
-------------------------------------------------------------------------
Share transactions-net:
    Class A                                                     8,755,042
-------------------------------------------------------------------------
    Class B                                                     3,340,169
-------------------------------------------------------------------------
    Class C                                                       705,068
-------------------------------------------------------------------------
  Net increase in net assets                                   11,432,120
-------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                                   0
-------------------------------------------------------------------------
  End of period                                               $11,432,120
=========================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $12,781,818
-------------------------------------------------------------------------
  Undistributed net investment income                              45,035
-------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                          (1,683,406)
-------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                            288,673
-------------------------------------------------------------------------
                                                              $11,432,120
=========================================================================

NOTES TO FINANCIAL STATEMENTS
October 31, 1998

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Asian Growth Fund (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios: AIM Asian Growth Fund, AIM European Development Fund, AIM Global Aggressive Growth Fund, AIM Global Growth Fund, AIM Global Income Fund and AIM International Equity Fund. The Fund commenced operations on November 3, 1997. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to provide long-term growth of capital.

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations-A security listed or traded on an exchange (except convertible bonds) is valued at the last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, at the mean between the closing bid and asked prices on that day. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Securities traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) are valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Securities reported on the NASDAQ National Market System are valued at the last sales price on the valuation date or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors, such as yield, type of issue, coupon rate and maturity date. Securities for which market quotations are either not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors. Investments with maturities of 60 days or less are valued on the basis of amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Foreign Currency Translations--Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
C. Foreign Currency Contracts--A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
D. Securities Transactions, Investment Income and Distributions--Securities transactions are accounted for on a trade date basis. Realized gains or losses are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. On October 31, 1998, undistributed net investment income was increased by $14,791, undistributed net realized gains increased by $3,670 and paid-in capital decreased by $18,461 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
E. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $1,630,826 (which may be carried forward to offset future taxable gains, if any) which expires, if not previously utilized, in the year 2006.
F. Expenses--Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the first $500 million of the Fund's average daily net assets, plus 0.90% of the Fund's average daily net assets in excess of $500 million. Under the terms of a sub-advisory agreement between AIM and INVESCO Global Asset Management Limited ("IGAM"), AIM pays IGAM a fee at an annual rate of 0.20% of the first $500 million of the Fund's average daily net assets and 0.175% of the Fund's average daily net assets over $500 million. During the period November 3, 1997 (date operations commenced) through October 31, 1998, AIM waived advisory fees of $51,040 and reimbursed expenses of $145,190.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for certain administrative costs incurred in providing accounting services to the Fund. During the period November 3, 1997 (date operations commenced) through October 31, 1998, AIM was reimbursed $74,604 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") for certain costs incurred in providing transfer agency services to the Fund. During the period November 3, 1997 (date operations commenced) through October 31, 1998, AFS was paid $24,092 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor of the Class A, Class B and Class C shares of the Fund. The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and Class C Plan"), and the Fund's Class B shares (the "Class B Plan") (collectively, the "Plans"). The Fund, pursuant to the Class A and Class C Plan, pays AIM Distributors compensation at the annual rate of 0.35% of the average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The Fund, pursuant to the Class B Plan, pays AIM Distributors compensation at an annual rate of 1.00% of the average daily net assets of the Class B shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average net assets of the Class A, Class B or C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the period November 3, 1997 (date operations commenced) through October 31, 1998, the Class A and Class B and Class C shares paid AIM Distributors $16,790, $14,685 and $3,057, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $27,913 from sales of the Class A shares of the Fund during the period November 3, 1997 (date operations commenced) through October 31, 1998. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the period November 3, 1997 (date operations commenced) through October 31, 1998, AIM Distributors received commissions of $496 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the period November 3, 1997 (date operations commenced) through October 31, 1998, the Fund incurred legal fees of $3,146 for services rendered by the law firm of Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the period November 3, 1997 (date operations commenced) through October 31, 1998, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $66 and $715, respectively, under an expense offset arrangement. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $781 during the period November 3, 1997 (date operations commenced) through October 31, 1998.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.
NOTE 5-BANK BORROWINGS
The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) 10% of total assets. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. During the period November 3, 1997 (date operations commenced) through October 31, 1998, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the period November 3, 1997 (date operations commenced) through October 31, 1998 was $16,189,012 and $4,455,173, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of October 31, 1998 is as follows:

Aggregate unrealized appreciation of
  investment securities                        $ 856,529
--------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (620,876)
--------------------------------------------------------
Net unrealized appreciation of investment
  securities                                   $ 235,653
========================================================

Costs of investments for tax purposes is $10,103,012.

NOTE 7-CAPITAL STOCK

Changes in the Fund's capital stock outstanding during the period November 3, 1997 (date operations commenced) through October 31, 1998 were as follows:

                                           OCTOBER 31,
                                              1998
                                    -------------------------
                                      SHARES        AMOUNT
                                    ----------    -----------
Sold:
  Class A                            2,150,231    $17,226,640
-----------------------------------------------------------------
  Class B                              516,509      4,177,886
-----------------------------------------------------------------
  Class C                              268,694      2,084,897
-----------------------------------------------------------------
Reacquired:
  Class A                           (1,146,303)    (8,471,598)
-----------------------------------------------------------------
  Class B                             (119,495)      (837,717)
-----------------------------------------------------------------
  Class C                             (178,645)    (1,379,829)
-----------------------------------------------------------------
                                     1,490,991    $12,800,279
=================================================================

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A, Class B and Class C capital stock outstanding during the period November 3, 1997 (date operations commenced) through October 31, 1998.

                                                              CLASS A     CLASS B     CLASS C
                                                              -------     -------     -------
Net asset value, beginning of period                          $ 10.00     $ 10.00     $ 10.00
------------------------------------------------------------  -------     -------     -------
Income from investment operations:
  Net investment income                                          0.05       (0.01)      (0.01)
------------------------------------------------------------  -------     -------     -------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (2.36)      (2.36)      (2.38)
------------------------------------------------------------  -------     -------     -------
        Total from investment operations                        (2.31)      (2.37)      (2.39)
------------------------------------------------------------  -------     -------     -------
Net asset value, end of period                                $  7.69     $  7.63     $  7.61
============================================================  =======     =======     =======
Total return(a)                                                (23.10)%    (23.70)%    (23.90)%
============================================================  =======     =======     =======
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $ 7,716     $ 3,030     $   686
============================================================  =======     =======     =======
Ratio of expenses to average net assets(b)(c)                    1.92%       2.80%       2.80%
============================================================  =======     =======     =======
Ratio of net investment income (loss) to average net
  assets(c)(d)                                                   0.70%      (0.18)%     (0.18)%
============================================================  =======     =======     =======
Portfolio turnover rate                                            79%         79%         79%
============================================================  =======     =======     =======

(a) Does not deduct sales charges and is not annualized for periods less than one year.
(b) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 4.88% (annualized), 5.75% (annualized) and 5.75% (annualized) for Class A, Class B and Class C, respectively.
(c) Ratios are annualized and based on average net assets of $4,797,215, $1,468,486 and $305,653 for Class A, Class B and Class C, respectively.
(d) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (2.27)% (annualized), (3.15)% (annualized) and (3.15)% (annualized), for Class A, Class B and Class C, respectively.

                     INDEPENDENT AUDITORS' REPORT

                     The Board of Directors and Shareholders of
                     AIM International Funds, Inc.:

                     We have audited the accompanying statement of assets and liabilities of the AIM Asian Growth Fund (a portfolio of AIM International Funds, Inc.) including the schedule of investments, as of October 31, 1998, and the related statement of operations, changes in net assets, and financial highlights for the period November 3, 1997 (date operations commenced) through October 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                       We conducted our audits in accordance with generally
                     accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                       In our opinion, the financial statements and financial
                     highlights referred to above present fairly, in all material respects, the financial position of the AIM Asian Growth Fund as of October 31, 1998, the results of its operations, changes in its net assets and financial highlights for the period November 3, 1997 (date operations commenced) through October 31, 1998, in conformity with generally accepted accounting principles.

                                               KPMG Peat Marwick LLP

                     December 4, 1998
                     Houston, Texas

                                                            Directors & Officers


BOARD OF DIRECTORS                               OFFICERS                                    OFFICE OF THE FUND
Charles T. Bauer                                 Charles T. Bauer                            11 Greenway Plaza
Chairman                                         Chairman                                    Suite 100
A I M Management Group Inc.                                                                  Houston, TX 77046
                                                 Robert H. Graham
Bruce L. Crockett                                President                                   INVESTMENT ADVISOR
Director
ACE Limited;                                     John J. Arthur                              A I M Advisors, Inc.
Formerly Director, President, and                Senior Vice President and Treasurer         11 Greenway Plaza
Chief Executive Officer                                                                      Suite 100
COMSAT Corporation                               Carol F. Relihan                            Houston, TX 77046
                                                 Senior Vice President and Secretary
Owen Daly II                                                                                 SUB-ADVISOR
Director                                         Gary T. Crum
Cortland Trust Inc.                              Senior Vice President                       INVESCO Global Asset Management Limited
                                                                                             Cedar House
Edward K. Dunn Jr.                               Dana R. Sutton                              41 Cedar Avenue
Chairman, Mercantile Mortgage Corp.;             Vice President and Assistant Treasurer      Hamilton, HMI2 BERMUDA
Formerly Vice Chairman and President,
Mercantile-Safe Deposit & Trust Co.; and         Robert G. Alley                             TRANSFER AGENT
President, Mercantile Bankshares                 Vice President
                                                                                             A I M Fund Services, Inc.
Jack Fields                                      Melville B. Cox                             P.O. Box 4739
Chief Executive Officer                          Vice President                              Houston, TX 77210-4739
Texana Global, Inc.;
Formerly Member                                  Jonathan C. Schoolar                        CUSTODIAN
of the U.S. House of Representatives             Senior Vice President
                                                                                             State Street Bank and Trust Company
Carl Frischling                                  Renee A. Friedli                            225 Franklin Street
Partner                                          Assistant Secretary                         Boston, MA 02110
Kramer, Levin, Naftalis & Frankel
                                                 P. Michelle Grace                           COUNSEL TO THE FUND
Robert H. Graham                                 Assistant Secretary
President and Chief Executive Officer                                                        Ballard Spahr
A I M Management Group Inc.                      Jeffrey H. Kupor                            Andrews & Ingersoll, LLP
                                                 Assistant Secretary                         1735 Market Street
Prema Mathai-Davis                                                                           Philadelphia, PA 19103
Chief Executive Officer, YWCA of the U.S.A.      Nancy L. Martin
Commissioner, New York City Dept. for the        Assistant Secretary                         COUNSEL TO THE DIRECTORS
Aging; and member of the Board of Directors
Metropolitan Transportation Authority of         Ofelia M. Mayo                              Kramer, Levin, Naftalis & Frankel
New York State                                   Assistant Secretary                         919 Third Avenue
                                                                                             New York, NY 10022
Lewis F. Pennock                                 Lisa A. Moss
Attorney                                         Assistant Secretary                         DISTRIBUTOR

Ian W. Robinson                                  Kathleen J. Pflueger                        A I M Distributors, Inc.
Consultant; Formerly Executive                   Assistant Secretary                         11 Greenway Plaza
Vice President and                                                                           Suite 100
Chief Financial Officer                          Samuel D. Sirko                             Houston, TX 77046
Bell Atlantic Management                         Assistant Secretary
Services, Inc.                                                                               AUDITORS
                                                 Stephen I. Winer
Louis S. Sklar                                   Assistant Secretary                         KPMG Peat Marwick LLP
Executive Vice President                                                                     700 Louisiana
Hines Interests                                  Mary J. Benson                              Houston, TX 77002
Limited Partnership                              Assistant Treasurer

                            HOW AIM MAKES INVESTING
                                  EASY FOR YOU

o LOW INITIAL INVESTMENT. You can get your investment program started for as little as $500. Subsequent investments can be made for only $50.

o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS. Distributions may be received in cash or reinvested in the Fund free of charge. Over time, the power of compounding can significantly increase the value of your assets.

o AUTOMATIC INVESTMENT PLAN. You may build your investment by regularly purchasing additional shares. Pre-authorized checks for $50 or more can be drafted monthly from your personal checking account.

o EASY ACCESS TO YOUR MONEY. Your shares may be redeemed at net asset value any day the New York Stock Exchange is open. The price of shares sold may be more or less than their original cost, depending on market conditions.

o SYSTEMATIC WITHDRAWAL PLAN. You may elect to receive checks of at least $50 monthly or quarterly through a systematic withdrawal plan.

o EXCHANGE PRIVILEGE. As your goals change, you may exchange all or part of your assets for those of other funds within the same share class of The AIM Family of Funds(R). The exchange privilege may be modified or discontinued for any of the AIM funds. Certain restrictions apply.

o RETIREMENT PLANS. You may purchase shares of an AIM fund for your Individual Retirement Account (IRA), Roth IRA, or any other type of retirement plan, and earn tax-deferred dollars for your retirement.

o TOLL-FREE ACCESS. Current shareholders can call our AIM Investor Line at 800-246-5463 for 24-hour-a-day account information. Or, of course, you may contact your financial consultant for assistance.

o www.aimfunds.com. As a current shareholder, you can check account balances 24 hours a day over the Internet. State-of-the-art encryption lets you send us questions that include confidential information without the fear of eavesdropping, tampering, or forgery.


                              --------------------

                              CURRENT SHAREHOLDERS

                                  CAN CALL OUR

                              AIM INVESTOR LINE AT

                                  800-246-5463

                                FOR 24-HOUR-A-DAY

                              ACCOUNT INFORMATION.

                              --------------------

THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                                INTERNATIONAL GROWTH FUNDS             A I M Management Group Inc. has provided
AIM Aggressive Growth Fund(1)               AIM Advisor International Value Fund   leadership in the mutual fund industry
AIM Blue Chip Fund                          AIM Asian Growth Fund                  since 1976 and managed approximately $91
AIM Capital Development Fund                AIM Developing Markets Fund(2)         billion in assets for more than 5.5 million
AIM Constellation Fund                      AIM Emerging Markets Fund(2)           shareholders, including individual investors,
AIM Mid Cap Equity Fund(2),(A)              AIM Europe Growth Fund(2)              corporate clients, and financial institutions,
AIM Select Growth Fund(3)                   AIM European Development Fund          as of September 30, 1998.
AIM Small Cap Growth Fund(2),(B)            AIM International Equity Fund               The AIM Family of Funds--Registered
AIM Small Cap Opportunities Fund            AIM International Growth Fund(2)       Trademark-- is distributed nationwide, and AIM
AIM Value Fund                              AIM Japan Growth Fund(2)               today is the 11th-largest mutual fund complex in
AIM Weingarten Fund                         AIM Latin American Growth Fund(2)      the U.S. in assets under management, according to
                                            AIM New Pacific Growth Fund(2)         Strategic Insight, an independent mutual fund
GROWTH & INCOME FUNDS                                                              monitor.
AIM Advisor Flex Fund                       GLOBAL GROWTH FUNDS
AIM Advisor Large Cap Value Fund            AIM Global Aggressive Growth Fund
AIM Advisor MultiFlex Fund                  AIM Global Growth Fund
AIM Advisor Real Estate Fund                AIM Worldwide Growth Fund(2)
AIM Balanced Fund
AIM Basic Value Fund(2),(C)                 GLOBAL GROWTH & INCOME FUNDS
AIM Charter Fund                            AIM Global Growth & Income Fund(2)
                                            AIM Global Utilities Fund
INCOME FUNDS
AIM Floating Rate Fund(2)                   GLOBAL INCOME FUNDS
AIM High Yield Fund                         AIM Emerging Markets Debt Fund(2),(D)
AIM High Yield Fund II                      AIM Global Government Income Fund(2)
AIM Income Fund                             AIM Global Income Fund
AIM Intermediate Government Fund            AIM Strategic Income Fund(2)
AIM Limited Maturity Treasury Fund
                                            THEME FUNDS
TAX-FREE INCOME FUNDS                       AIM Global Consumer Products and Services Fund(2)
AIM High Income Municipal Fund              AIM Global Financial Services Fund(2)
AIM Municipal Bond Fund                     AIM Global Health Care Fund(2)
AIM Tax-Exempt Bond Fund of Connecticut     AIM Global Infrastructure Fund(2)
AIM Tax-Free Intermediate Fund              AIM Global Resources Fund(2)
                                            AIM Global Telecommunications Fund(2)
MONEY MARKET FUNDS                          AIM Global Trends Fund(2),(E)
AIM Dollar Fund(2)
AIM Money Market Fund
AIM Tax-Exempt Cash Fund


(1) AIM Aggressive Growth Fund reopened to new investors November 16, 1998. (2) Effective May 29, 1998, A I M Advisors, Inc. became advisor to the former GT Global Funds. (3) On May 1, 1998, AIM Growth Fund was renamed AIM Select Growth Fund. (A) On September 8, 1998, AIM Mid Cap Growth Fund was renamed AIM Mid Cap Equity Fund. (B) On September 8, 1998, AIM Small Cap Equity Fund was renamed AIM Small Cap Growth Fund. (C) On September 8, 1998, AIM America Value Fund was renamed AIM Basic Value Fund. (D) On September 8, 1998, AIM Global High Income Fund was renamed AIM Emerging Markets Debt Fund. (E) On September 8, 1998, AIM New Dimension Fund was renamed AIM Global Trends Fund. For more complete information about any AIM Fund(s), including sales charges and expenses, ask your financial consultant or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.

AAG-AR-1